UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	Regulation FD Disclosure.

Due to the unprecedented COVID-19 crisis, Mesa Laboratories, Inc (“Mesa”, “we”, “us”, our”, or the “Company”) is providing an update in this Current Report on Form 8-K on the impact of COVID-19 on its business. As COVID-19 has continued to spread and significantly affect markets around the world, we implemented plans that are focused on ensuring the safety of our employees, while continuing to deliver our critical goods to customers across the world. To comply with regulations and recommendations to limit gatherings and increase social distancing, we have asked most office-based employees to work remotely, and have implemented enhanced safety protocols at our manufacturing facilities, including operating with reduced workforces and maximizing the amount of space between workspaces. We are working closely with our suppliers to develop contingency plans for potential supply interruptions.

As a result of the extreme uncertainty in our macro-economic environment, we are unable to predict our financial results. We expect that our Biopharmaceutical Development Division’s revenues will be lower than previously announced targets. We have a diversified portfolio of products and services, some of which could be impacted more significantly than others. Global efforts to stop the spread of COVID-19 and the resulting shut down and slowing of many facets of our society and commerce, have resulted in the risk that customers may reduce their demand for our products and services which could result in a reduction in our revenues, which would in turn adversely affect our operations and financial results.

Mesa believes it has the liquidity required to continue operations during this volatile period. As of the end of our third fiscal quarter on December 31, 2019, we had a cash balance of $74 million and for the nine months ended December 31, 2019, we generated $18.2 million of cash flow provided by operating activities.

Due to the speed at which the COVID-19 situation is developing and the resulting uncertainty in the marketplace, we are unable to provide any further update at this time. We expect to provide a description of our results of operations and financial condition in our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the fiscal year ending March 31, 2020 to be included in our Annual Report on Form 10-K.

The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

ITEM 8.01	Other Events.

Supplemental Risk Factor

In light of recent developments relating to the COVID-19 pandemic, we are supplementing the risk factors previously disclosed in our Form 10-Q for the quarter ended December 31, 2019, filed on February 10, 2020 (which supplemented the risk factors in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, as amended) with the following risk factor:

The ongoing occurrence of COVID-19 and any possible occurrence of other pandemics or other widespread public health problems could have a material adverse effect on our business and financial condition.

Our business could be adversely affected by global pandemics, and we have been affected by the current COVID-19 outbreak. COVID-19 has spread to regions that are important to our business in terms of sales, manufacturing, and our supply chain, and many of the regions, including where our headquarters are located, are currently under government-imposed ‘stay at home’ orders which may restrict the ability to continue normal business operations.  We may see adverse impact on our ability (a) to manufacture, test, service and ship our products and provide our services, (b) to get required materials and components to build and service our products, and (c) to staff labor and management for manufacturing, supply chain, research and development, service and administrative operations.  Further, we may experience adverse impact with our global supply chain partners and transportation service providers.  Any extended pandemic outbreak, such as is occurring with COVID-19, could cause our key third party suppliers or Mesa itself to temporarily close one or more manufacturing facilities. In addition, there has been a significant decline in trade shows worldwide and also a significant decline in our ability to travel to visit current and potential customers, which will adversely affect our ability to create leads and generate business. Also, in some cases, our customers have suspended operations or limited our ability to come on-site. Many hospitals and bio-pharma companies will not permit non-COVID-19 related work on-site, including installations and repairs, and we are unable to ship products to various other customers, which will decrease our revenues and organic revenues growth. Furthermore, there is no assurance we can maintain for an extended period of time our efforts to have employees work at home and operate reduced workforces at facilities. There is also no assurance that we can mitigate other threats to the business such as developing contingency plans for potential supply interruptions. Any of the foregoing events or other unforeseen consequences of public health problems could materially adversely affect our business, result of operations, prospects, and financial condition. The full extent to which the COVID-19 outbreak will impact the Company’s business and operating results will depend on future developments that are highly uncertain and cannot be accurately predicted, including new information that may emerge concerning COVID-19 and the actions to contain it or its impact.

Forward Looking Statements

Statements used in this Current Report on Form 8-K that relate to future plans, events, occurrences, financial results, performance, prospects or growth and scale opportunities, including statements relating to the our financial targets, future industry and market conditions, the impact of the COVID-19 outbreak on the our business, results of operations and financial condition, and the liquidity, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Generally, the words “expect,” “seek,” “anticipate,” “intend,” “plan,” “believe,” “could,” “estimate,” “may,” “target,” “project,” and similar expressions identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These statements are based upon current information and expectations. Accurately estimating the forward-looking statements is based upon various risks and unknowns, including disruptions to business operations whether from travel restrictions, mandated quarantines, stay at home orders, or “social distancing” that affects employees, customers and suppliers; production delays, closures of manufacturing facilities, warehouses and supply and distribution chains; staffing shortages as a result of remote working requirements or otherwise; uncertainty regarding global economic conditions, particularly the uncertainty related to the duration and impact of the COVID-19 pandemic, and related decreases in customer demand and spending; our level of indebtedness, continued product success; competitive pressures; and future changes in foreign currency exchange rates. Actual results may differ materially from those estimated or anticipated as a result of these risks and unknowns or other risks and uncertainties, including the effect of terrorist activity, armed conflict, natural disasters or pandemic diseases, including expanded outbreak of COVID-19, on the economy generally, on the level of demand for the our products or on the our ability to manage our operations, supply chain and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties that could affect these statements, and the our business, see our Annual Report on Form 10-K for the year ended March 31, 2019, as amended, as well as other risks and uncertainties detailed from time to time in our reports on Forms 10-Q and 8-K subsequently filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof, to provide any updates, or to reflect the occurrence of future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 30, 2020		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer